EX-99.906CERT

CERTIFICATION

Rajendra Prasad and Manu Hinduja, Trustees of Oceanstone Fund (the “Registrant”), does certify to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended June 30,  2014 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Trustee

Trustee

Oceanstone Fund

Oceanstone Fund

By /s/ Rajendra Prasad

By /s/ Manu Hinduja

* Rajendra Prasad

* Manu Hinduja

Date: October 13, 2014

Date: October 13, 2014

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Oceanstone Fund and will be retained by Oceanstone Fund and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.